COLONIAL NEWPORT TIGER FUND

                  Supplement to Prospectus dated April 30, 1997
                    (Replacing Supplement dated July 1, 1997)

The Fund's Prospectus is amended as follows:

(A) Effective April 30, 1998, the Fund's name is changed to "Newport Tiger Fund". The Fund's address and telephone number remain unchanged.

(B) The Fund's Trustees approved a name change for the Fund's Class D shares and eliminated the Class D share initial sales charge. The Fund's "Class D" shares have been renamed "Class C" shares and any reference in the Fund's Prospectus to "Class D" shares is now a reference to "Class C" shares. Except as described below, the other features of Class D shares remain unchanged, including the 1.00% contingent deferred sales charge.

In connection with this change, the "Maximum Sales Charge" under Shareholder Transaction Expenses on Page 2 is deleted, and the "Maximum Initial Sales Charge Imposed on a Purchase" is reduced to 0.00%.
Purchases of $1,000,000 or more must be for Class A shares.

The Fund's Examples, as they relate to cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in Class C shares for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end, are revised as follows. The 5% return and expenses used in the Examples should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                Example 1         Example 2
                (assumes
              redemption at      (assumes no
               period end)       redemption)
Period           Class C           Class C
1 year               $35              $25
3 years              $78              $78
5 years             $133             $133
10 years            $283             $283

The two paragraphs following the subcaption Class D Shares under the caption How to Buy Shares are revised in their entirety as follows:

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by each Fund is reduced or eliminated for any reason.

The Fund's Class C share exchange policy will be modified to permit only one "roundtrip" exchange per three- month period, measured from the date of the initial purchase. For example, an exchange from Fund X to Fund Y and back to Fund X would be permitted only once during each three-month period.

(C)  The  Fund's   Distributor  has  changed  its  name  to  "Liberty  Financial
Investments, Inc." The Distributor's address and telephone number remain unchanged.


NT-36/937E-0398                     March 10, 1998